UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5-Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2019, Old Line Bancshares, Inc. (the “Company”) held its Annual Meeting of Stockholders at which its stockholders voted on the following matters:

(1)	To elect (A) six directors to serve for a three-year term ending at the annual meeting of stockholders to be held in 2022, and (B) one director to serve for a two-year term ending at the annual meeting of stockholders to be held in 2021, and in each case until their successors are duly elected and qualified.

	Votes	Votes	Broker
	For	Withheld	Non-Votes
Term Ending 2021
Rosie Allen-Herring	11,003,217	283,685	3,261,198

Term Ending 2022
Steven K. Breeden	11,013,485	273,417	3,261,198
James R. Clifford, Sr.	10,998,061	288,841	3,261,198
James W. Cornelsen	10,965,851	321,051	3,261,198
James F. Dent	8,489,267	2,797,635	3,261,198
Thomas H. Graham	11,003,066	283,836	3,261,198
Jeffrey A. Rivest	11,010,398	275,964	3,261,198

(2)	To ratify the appointment of Dixon Hughes Goodman LLP as independent public accountants to audit the Company’s financial statements for 2019.

Votes For	14,441,548
Votes Against	69,971
Abstentions	36,581
Broker Non-Votes	0

(3)	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers.

Votes For	10,954,775
Votes Against	205,975
Abstentions	126,152
Broker Non-Votes	3,261,198

(4)	To approve a non-binding advisory proposal regarding the frequency of the stockholders’ vote to approve the compensation of the Company’s named executive officers.

Every Year	10,427,516
Every 2 Years	166,176
Every 3 Years	552,997
Abstain	140,213
Broker Non-Votes	3,261,198

For proposal 4, the Company’s Board of Directors recommended an advisory vote frequency of “Every Year” for future non-binding advisory resolutions to approve the compensation of our named executive officers, and such frequency received the highest number of votes cast on the frequency proposal at the Annual Meeting. As a result, in accordance with the direction of the Board of Directors, the Company will hold future non-binding advisory votes on the compensation of its named executive officers every year, at least until the next required vote on the frequency of stockholder votes on the compensation of our named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: May 30, 2019	By:	/s/Mark A. Semanie
Mark A. Semanie, Executive Vice President
and Chief Operating Officer